                                                                    EXHIBIT 99.8

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

In re: Lason PMC, Inc.                          Case No.: 01-11492

                                                Reporting Period:  February 2002

                                                                       CURRENT                     CUMULATIVE
                                                                       -------                     ----------
Cash - Beginning of the Month                                         $1,383.62                     $1,383.62
                                                                      =========                     =========
Receipts                                              Operating
Total Receipts                                                            $0.00                         $0.00

Disbursements
Total Disbursements                                                       $0.00                         $0.00
                                                                      =========                     =========
Net Cash Flow                                                             $0.00                         $0.00
                                                                      =========                     =========
Cash - End of the Month                                               $1,383.62                     $1,383.62
                                                                      =========                     =========

In re: Lason PMC, Inc.                                          Case No.01-11492
Debtor                                          Reporting Period: February  2002

                                 BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligation.

                                                                                  BOOK VALUE AT END OF       BOOK VALUE ON PETITION
                                   ASSETS                                       CURRENT REPORTING MONTH               DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                                           1,384                       1,384
Restricted Cash and Cash Equivalents (see continuation sheet)                                                               -
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS                                                                        1,384                       1,384
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT                                                                      -                           -
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                                         19,346,912                  19,346,912
TOTAL OTHER ASSETS                                                                     19,346,912                  19,346,912

TOTAL ASSETS                                                                           19,348,296                  19,348,296

                                                                                  BOOK VALUE AT END OF       BOOK VALUE ON PETITION
                        LIABILITIES AND OWNER EQUITY                            CURRENT REPORTING MONTH               DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES                                                                  -                           -
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES                                                                  -                           -

TOTAL LIABILITIES                                                                               -                           -
OWNER EQUITY
Capital Stock                                                                                 100                         100
Additional Paid-In Capital                                                             14,059,829                  14,059,829
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                                                        5,288,367                   5,288,367
Retained Earnings - Postpetition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY                                                                       19,348,296                  19,348,296
TOTAL LIABILITIES AND OWNERS' EQUITY                                                   19,348,296                  19,348,296

In re: Lason PMC, Inc.                                         Case No. 01-11492
Debtor                                          Reporting Period: February  2002

                       BALANCE SHEET - CONTINUATION SHEET

                                                                                BOOK VALUE AT END OF       BOOK VALUE ON PETITION
                                   ASSETS                                     CURRENT REPORTING MONTH               DATE
Other Current Assets









Other Assets

Due to Lason PMC                                                                    19,193,036                   19,193,036
Organization Costs - net                                                               153,876                      153,876





                                                                                    19,346,912                   19,346,912

                                                                                BOOK VALUE AT END OF       BOOK VALUE ON PETITION
                        LIABILITIES AND OWNER EQUITY                          CURRENT REPORTING MONTH               DATE
Other Postpetition Liabilities







Adjustments to Owner Equity





Post petition Contributions (Distributions) (Draws)










Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into separate account, such as an escrow account.